                                                                    Exhibit 4(a)



                                                            COMMON

                                             THIS CERTIFICATE IS TRANSFERABLE IN
                                                       NEW YORK, NY OR
                                                        CLEVELAND,OH
 NUMBER
CB ______                                             CUSIP 701094 10 4

                                               NOTE: FOR EXPLANATION OF CERTAIN
                                               ABBREVIATIONS, SEE REVERSE SIDE.

                                                           PAR VALUE
                                                         $.50 PER SHARE

    INCORPORATED UNDER THE                      LAWS OF THE STATE OF OHIO

                          PARKER-HANNIFIN CORPORATION

     CERTIFICATE NUMBER          REFERENCE         DATE         SHARES


This is to Certify that

                            ==== SPECIMEN ====


is the owner of

                FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF


Parker-Hannifin Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. The Corporation will mail to the holder of record of the shares represented by this certificate a copy of the express terms of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the Corporation is authorized to issue (without charge to the holders) within five days after receipt of written request therefor. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
Thomas A. Piraino Jr.                               Duane E. Collins
SECRETARY                                           PRESIDENT


COUNTERSIGNED AND REGISTERED:
            NATIONAL CITY BANK
             (CLEVELAND, OHIO)     TRANSFER AGENT
                                   AND REGISTRAR,
BY:

                                  AUTHORIZED SIGNATURE
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                         EXPLANATION OF ABBREVIATIONS

   The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN    As joint tenants with right      TEN ENT  As tenants by the entireties
          of survivorship and not as       UNIF GIFT MIN ACT
          tenants in common                         Uniform Gifts to Minors Act
TEN COM   As tenants in common             CUST     Custodian for

        THE CORPORATION WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR, ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE, 6035 PARKLAND BLVD., CLEVELAND, OHIO 44124, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF THE OTHER CLASSES AND SERIES OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

        FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY  OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
---------------------------------------________________________________________

_______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________


________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________________________________


_______________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, ______________


                                                  _____________________________


        Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of January 31, 1997 (as such may be amended from time to time, the "Rights Agreement"), between Parker-Hannifin Corporation (the "Company") and National City Bank, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities of another entity, may be exchanged for shares of Common Stock of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request therefor.


Signature(s) Guaranteed:                               ________________________
                                                             Signature(s)

_______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934,
AS AMENDED.


_______________________________________________________________________________
NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.